UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

April 25, 2005 (April 25, 2005)

Date of Report (Date of earliest event reported)

VINEYARD NATIONAL BANCORP

(Exact name of registrant as specified in its charter)

California	000-20862	33-0309110

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9590 Foothill Boulevard, Rancho Cucamonga, California		91730

(Address of principal executive offices)		(Zip Code)

(909) 581-1668

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On April 25, 2005, Vineyard National Bancorp released on its website an investor relations presentation for the first quarter of 2005. A copy of the presentation is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	The following exhibit is included with this Report:

Exhibit 99.1 Investor Relations Presentation as of and for the three months ended March 31, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VINEYARD NATIONAL BANCORP
Date: April 25, 2005	By:	/s/ Gordon Fong
Gordon Fong
Senior Vice President and Chief Financial Officer